UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016 (July 22, 2016)

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File Number)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                               Material Modification to Rights of Security Holders.

On July 22, 2016, Sunshine Heart, Inc. (the “Company,” “we” or “us”) filed a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock of the Company (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing the share (the “Shares”) of Series B Convertible Preferred Stock (the “Preferred Stock”) in connection with the issuance of the Preferred Stock under the Securities Purchase Agreement dated July 20, 2016, previously disclosed in our Form 8-K filed with the Securities and Exchange Commission on July 22, 2016. The Certificate of Designation provides that the Preferred Stock is non-voting and can be converted into common stock at the holder’s election at any time, at a conversion price of $0.94. The Preferred Stock is entitled to receive dividends if any are declared by the Company on an “as converted to common stock” basis to and in the same form as dividends actually paid on shares of our common stock. Upon liquidation, dissolution or winding-up of the Company, each holder of Preferred Stock will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the par value, $0.001 per share, plus any accrued and unpaid dividends thereon, for each share of Preferred Stock before any distribution or payment shall be made to the holders of our common stock, and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Preferred Stock shall be ratably distributed among such holders pro rata. Subject to limited exceptions, a holder of Shares will not have the right to exercise any portion of its Shares if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Shares’ Beneficial Ownership Limitation”); provided, however, that upon not less than 61 days’ prior notice to us, the holder may increase the Shares’ Beneficial Ownership Limitation, provided that in no event will the Shares’ Beneficial Ownership Limitation exceed 9.99%. The foregoing description of the rights, preferences and privileges of the Preferred Stock is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.03                                           Amendment to Articles of Incorporation or Bylaws; Change Fiscal Year.

See Item 3.03 above, which disclosures are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2016	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock